Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

STATEMENT PURSUANT TO 18 U.S.C. §1350

Pursuant to 18 U.S.C. §1350, each of the undersigned certifies that this Annual Report on Form 10-K for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Lifeline Systems, Inc.

/s/ Ronald Feinstein
Dated: March 12, 2004	Ronald Feinstein
Chief Executive Officer, President and Director

/s/ Mark G. Beucler
Dated: March 12, 2004	Mark G. Beucler Vice President, Finance, Chief Financial
Officer and Treasurer